UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                November 30, 2004

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 8.01 Other Items

On December 1, 2004, we issued a news release announcing the sale of 4,000,000 shares of common stock of Universal Compression Holdings, Inc. on November 30, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated December 1, 2004 announcing sale of Universal Compression common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: December 1, 2004	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press release dated December 1, 2004 announcing sale of Universal Compression common stock.